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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 25, 1999

                     Residential Asset Funding Corporation.
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             (Exact name of registrant as specified in its charter)

    North Carolina                     333-64775                  56-2064715
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(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


         301 South College Street, TW-06
            Charlotte, North Carolina                               28202-6001
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     (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code (704) 374-4868
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                                    No Change

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          (Former name or former address, if changed since last report)



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

         Item 5.           Other Events
                           ------------

                  In connection with the offering of Mortgage Lenders Network Home Equity Loan Trust 1999-1, Asset Backed Notes, Series 1999-1 described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           -----------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1 - Related Computational Materials (as defined in
                  Item 5 above).




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


                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL ASSET FUNDING CORPORATION

                               as  Depositor  and on behalf of Mortgage
                               Lenders  Network Home Equity Loan Trust 1999-1


                               Registrant

                               By:/s/Carolyn Eskridge
                                  ----------------------------
                                   Name:  Carolyn Eskridge
                                   Title:  Senior Vice President

Dated:  May 25, 1999



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


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
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99.1              Related Computational Materials (as defined in Item 5 above).